UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2008

ICON Income Fund Nine, LLC

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-50217	13-4183234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                Other Events

On July 2, 2008, the manager of the Registrant notified the registered representatives of the members of the Registrant that the Registrant will distribute its 2007 Annual Portfolio Overview (the “Portfolio Overview”) to the members of the Registrant on July 2, 2008 and furnished the registered representatives with a copy of the Portfolio Overview which is attached as Exhibit 99.1.

Item 9.01                                Financial Statements and Exhibits

(d) The following exhibit is furnished herewith:

99.1                      2007 Annual Portfolio Overview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND NINE, LLC
By: ICON CAPITAL CORP., its Manager

Dated: July 2, 2008	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer